UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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CHINA BOTANIC PHARMACEUTICAL INC.

(Name of Registrant as Specified In Its Charter)

__________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA BOTANIC PHARMACEUTICAL INC.

Level 11, Changjiang International Building

No. 28, Changjiang Road

Nangang District, Harbin

Heilongjiang Province, China 150090

+86-451-5762-0378

To Our Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of China Botanic Pharmaceutical Inc. The meeting will be held on Tuesday, April 10, 2012, at 10:00 a.m., local time, at Level 11, Changjiang International Building, No. 28, Changjiang Road, Nangang District, Harbin, Heilongjiang Province, China 150090.

A Notice of Internet Availability of Proxy Materials will be mailed to our stockholders on or about February 29, 2012. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our Proxy Statement and Annual Report and how to vote your shares.

The Proxy Statement contains information about the five (5) nominees for election as Directors and to ratify the appointment of Windes & McClaughry Accountancy Corporation as our independent registered public accounting firm for the 2012 fiscal year. The Board of Directors strongly recommends your approval of these proposals.

We hope you will be able to attend the meeting, but, if you cannot do so, it is important that your shares be represented. Accordingly, we urge you to mark, sign, date and return the enclosed proxy promptly, or to vote by Internet. You may, of course, withdraw your proxy, if you attend the meeting and choose to vote in person.

We look forward to seeing you at the meeting.

Sincerely yours,

/s/ Shaoming Li
Shaoming Li Chairman of the Board

February 29, 2012

Harbin, China

CHINA BOTANIC PHARMACEUTICAL INC.

Level 11, Changjiang International Building

No. 28, Changjiang Road

Nangang District, Harbin

Heilongjiang Province, China 150090

+86-451-5762-0378

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 10, 2012

_________________________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of China Botanic Pharmaceutical Inc., a Nevada corporation (the “Company”), will be held at 10:00 a.m. (local time), on Tuesday, April 10, 2012, at the Company’s corporate office, located at Level 11, Changjiang International Building, No. 28, Changjiang Road, Nangang District, Harbin, Heilongjiang Province, China 150090, for the following purposes:

1. To elect five (5) directors of the Company;

2. To ratify the appointment of Windes & McClaughry Accountancy Corporation as the Company’s independent registered public accounting firm for the 2012 fiscal year; and

3. To consider any other matters that properly come before the meeting.

A Notice of Internet Availability of Proxy Materials will be mailed to our stockholders on or about February 29, 2012. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our Proxy Statement and Annual Report and how to vote your shares. Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of the matters to be considered at the meeting. A copy of our 2011 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

Your Board of Directors believes these proposals are in the best interest of the Company and its stockholders and recommends that you vote for them.

The Board of Directors of the Company has fixed the close of business on February 22, 2012, as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.

Whether or not you expect to attend the Annual Meeting, please execute the accompanying proxy, and return it promptly in the enclosed return envelope or by fax, or vote by Internet. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting. Whether you grant a proxy, you may vote in person, if you attend the Annual Meeting. If your shares are not registered in your own name and you would like to attend the Annual Meeting, please ask the broker, trust, bank, or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the Annual Meeting.

By Order of the Board of Directors

/s/ Jiang He
Jiang He Secretary

February 29, 2012

Harbin, China

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE OR BY FAX, OR TO VOTE BY INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY’S PRESIDENT, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

CHINA BOTANIC PHARMACEUTICAL INC.

Level 11, Changjiang International Building

No. 28, Changjiang Road

Nangang District, Harbin

Heilongjiang Province, China 150090

+86-451-5762-0378

___________________

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 10, 2012

___________________

INFORMATION CONCERNING THE SOLICITATION

We are furnishing this proxy statement to you in connection with the Annual Meeting of Stockholders of China Botanic Pharmaceutical Inc. (the “Company”) to be held on Tuesday, April 10, 2012, at 10:00 a.m. (local time), at the Company’s corporate office, located at Level 11, Changjiang International Building, No. 28, Changjiang Road, Nangang District, Harbin, Heilongjiang Province, China 150090, and at any postponement or adjournment thereof (the “Meeting”).

Only stockholders of record on February 22, 2012 are entitled to notice of and to vote at the Meeting. As used in this Proxy Statement, the terms “we,” “us” and “our” also refer to the Company.

We are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing a full set of printed proxy materials to each stockholder. On or about February 29, 2012, we began mailing to certain of our stockholders a Notice of Internet Availability of Proxy Materials (the “Stockholder Notice”), which includes instructions on (i) how to access our Proxy Statement and Annual Report on the Internet, (ii) how to request that a printed copy of these proxy materials be forwarded to you, and (iii) how to vote your shares. If you receive the Stockholder Notice, you will not receive a printed copy of the proxy materials unless you request a printed copy by following the instructions in the Stockholder Notice. Requests for printed copies of the proxy materials can be made by telephone at 1- 800-780-1920 or by email at Info@shareholdervote.info.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein.

If no contrary instructions are given, each proxy received will be voted:

•	“FOR” the nominees for the Board of Directors;

•	“FOR” the ratification of Windes & McClaughry Accountancy Corporation as our independent registered public accounting firm for our fiscal year 2012; and
•	at the proxy holder’s discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting).

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice of its revocation addressed to: Corporate Secretary, China Botanic Pharmaceutical Inc., Level 11, Changjiang International Building, No. 28, Changjiang Road, Nangang District, Harbin, Heilongjiang Province, China, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

Holders of record can ensure that their common shares are voted at the Meeting by completing, signing, dating and delivering the enclosed proxy card in the enclosed postage-paid envelope. Submitting by this method or voting by facsimile or the Internet as described below will not affect your right to attend the meeting and to vote in person. If you plan to attend the Meeting and wish to vote in person, you will be given a ballot at the Meeting. Please note, however, that if your common shares are held in “street name” by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the Meeting a proxy from the record holder of the common shares authorizing you to vote at the Meeting.

Our holders of record and many stockholders who hold their common shares through a broker, bank or other nominees will have the option to submit their proxy cards or voting instruction cards electronically by the Internet. Please note that there are separate arrangements for using the telephone depending on whether your common shares are registered in our records in your name or in the name of a broker, bank or other nominee. Some brokers, banks or other nominees may also allow voting through the Internet. If you hold your common shares through a broker, bank or other nominee, you should check your voting instruction card forwarded by your broker, bank or other nominee to see which voting options are available.

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Read and follow the instructions on your proxy or voting instruction carefully.

This proxy is solicited on behalf of our Board of Directors. We will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company’s stock entitled to vote upon request. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.

Our Annual Report on Form 10-K for the fiscal year ended October 31, 2011, including financial statements, accompanies this Proxy Statement.

RECORD DATE AND VOTING RIGHTS

We are currently authorized to issue up to 100,000,000 shares of common stock, par value $0.001 per share and 1,000,000 shares of preferred stock, no par value.

As of February 22, 2012, there were 37,239,536 shares of Common Stock issued and outstanding. Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for stockholder approval. No shares of preferred stock are outstanding. The record date for determination of stockholders entitled to notice of and to vote at the Meeting is February 22, 2012.

Pursuant to our Bylaws, as amended, a majority of the shares entitled to vote, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business; and action by the stockholders on a matter other than the election of directors and amendment to the Articles is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.

Abstentions and broker non-votes that indicate a vote for one or more of the proposals will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. For the election of directors, the nominees for director shall be elected by a vote of a majority of shares present or represented and entitled to vote at the meeting. A vote of majority of quorum is required to approve Proposals No. 1 and No. 2.

An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. Abstentions will have no effect on the election of the director nominees but will be counted as votes against the ratification of the appointment of Windes & McClaughry Accountancy Corporation.

A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. Brokers that hold shares of our common stock in “street” name for customers that are the beneficial owners of those shares may not give a proxy to vote those shares on certain non routine matters without specific instructions from those customers. Of the proposals contained herein, Proposal 1 is considered a non routine matter. Therefore, brokers that do not receive instructions are not entitled to vote on the election of directors. Should a broker non-vote occur, it will have no effect on the outcome of the vote on any of the proposals. Proposal 2 is considered routine matter. Therefore, brokers that do not receive instructions are entitled to vote on the ratification of the appointment of our independent registered public accounting firm.

PROPOSAL 1 - ELECTION OF DIRECTORS

General Information

Our Board of Directors has the authority to fix the number of Board seats and effective as of the date of the Annual Meeting of Stockholders our Board has approved fixing the number of directors at five (5). Directors serve for a term of one (1) year and stand for election at our annual meeting of stockholders. Pursuant to our Bylaws, a majority of directors may appoint a successor to fill any vacancy that occurs on the Board between annual meetings.

At the Meeting, stockholders will be asked to elect the nominees for director listed below.

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Nominees for Director

The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected shall hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified.

The following sets forth the persons nominated by the Board of Directors for election and certain information with respect to those individuals:

Name	Age	Title
Shaoming Li	50	Chairman of the Board, Chief Executive Officer and President
Zack Pan(1)	44	Independent Director, Chairman of Audit Committee
Bingchun Wu(1)	79	Independent Director, Chairman of Compensation Committee
Changxiong Sun(1)	67	Independent Director, Chairman of Nominations Committee
Dianjun Pi(1)	56	Director

(1) Serves as a member of the Audit, Compensation and Nominations Committee.

There are no family relationships between or among any of the executive officers or directors of the Company.

Biographies

Shaoming Li. Shaoming Li has served as the Chairman of the board of directors, Chief Executive Officer and President since founding Harbin Renhuang Pharmaceutical Co. Ltd. in 2006. Mr. Li has more than 20 years of experience in the pharmaceutical and finance industry. Mr. Li has been the Chairman and Chief Executive Officer of Harbin Renhuang Pharmaceutical Stock Co. Ltd since 1996. From 1984 to 1996, Mr. Li served as Vice Chairman of Shenzhen Health Pharmaceutical Co. Ltd, a company dedicated to drug research, production, and sales. Mr. Li is a professor at Harbin Business University and Northeastern Agriculture University. Mr. Li also served as Vice Chairman of Heilongjiang Provincial Chinese Traditional Medicine Association and Heilongjiang Provincial Medicine Association. Mr. Li graduated from Central University of Finance and Economics in Beijing, China with a degree in finance.

Zack Pan. Zack Pan was appointed to our board of director on October 15, 2011. Mr. Pan is Chairman of the Audit Committee of the board of directors. From December 30, 2009 until April 2011, Mr. Pan served as a director of Biostar Pharmaceuticals, Inc., a Chinese pharmaceutical company listed on NASDAQ (“Biostar”), and also the chairman of the board of directors’ audit committee of Biostar. Since April 2011, Mr. Pan has served as Chief Financial Officer of Biostar. Mr. Pan is a Certified Public Accountant, certified by the Oklahoma State Board of Accountancy and member of American Institute of Certified Public Accountant (AICPA). Mr. Pan was chief financial officer of China Education Alliance, Inc., a provider of quality educational resources in China, to which he was appointed in August 2009. Prior to that position, Mr. Pan was an audit manager with Eide Bailly CPAs & Business Advisors (“Eide Bailly”) at its Oklahoma City office. Mr. Pan had been working at Eide Bailly since September 2005. From September 1998 to September 2005, Mr. Pan was a statistical analyst and economist with the State of Oklahoma. From 1994 to 1996, Mr. Pan worked as a loan project officer for Asian Development Bank Loan Management Office in Anhui, China. From 1988 to 1994, Mr. Pan was an associate professor at Anhui University, China. Mr. Pan graduated with a Master of Business Administration from the University of Central Oklahoma in 1999. He obtained his Bachelor of Arts from Anhui University, China in 1988.

Bingchun Wu. Bingchun Wu was appointed to our board of directors in April 2010. Mr. Wu is Chairman of the Compensation Committee of the board of directors. Since 2006, Mr. Wu has served as the Team Leader of the Chinese Medicine Research Group at the Heilongjiang Province Chinese Medicine Research Institute. From 2006 to 2007, Mr. Wu served as the Chief Expert of the Chinese Medicine Group of the Innovation System of Heilongjiang Province Science and Technology Department. From 2004 to 2006, Mr. Wu served as the Director of the Chinese Pharmacology Research Office and the Head of Chinese Medicine Research at the Heilongjiang Province Science and Technology Department. Mr. Wu has a degree in Pharmaceutical Science from Shenyang Medicine University and a bachelor’s degree in financial management from Harbin University of Commerce.

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Changxiong Sun. Changxiong Sun was appointed to our board of directors on April 2010. Mr. Sun is Chairman of the Nominations Committee of the board of directors. Since 2005, Mr. Sun has served as a Professor and Doctoral Tutor at the Management College of Harbin Institute of Technology. Since 2005 Mr. Sun has served as the Executive Director of the Overseas Development and Layout Association of China Industry, and as the Director of the Heilongjiang Dongbeiya Economy and Technology Committee. From 2004 to 2005, Mr. Sun served as the Vice Secretary General of the Harbin Municipal Government Committee. From 1999 to 2004, Mr. Sun served as the Director of the Harbin Finance Management Department. Mr. Sun has a degree in management science and engineering from the Harbin Institute of Technology.

Dianjun Pi. Dianjun Pi was appointed to the board of directors on April 27, 2010. Since 2004, Mr. Pi has served as our Executive Manager. From 2003 to 2004, Mr. Pi served as the Assistant General Manager of Sunflower Pharmaceuticals. From 1992 to 2003, Mr. Pi served as the Vice General Manager of China Resources Snow Breweries Co., Ltd. Mr. Pi has a post graduate degree from Renmin University of China.

Director Qualifications

In its assessment of each potential candidate, including those recommended by our stockholders, the Nominations Committee considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries and such other factors the Nominating Committee determines are pertinent in light of the current needs of the Board. The Nominating Committee also takes into account the ability of a Director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating Committee believe that the leadership skills and other experiences of its Board members, as described below, provide the Company with a range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Shaoming Li. Shaoming Li is the founder of Harbin Renhuang Pharmaceutical Co. Ltd. and has more than 20 years experience in the pharmaceutical and finance industry in China. Mr. Li contributes to our Board his leadership skill and his vision for the Company.

Zack Pan. Zack Pan was a former audit manager with Eide Bailly and is currently the chief financial officer of NASDAQ listed company. In addition, Mr. Pan has served as chairman of audit committees of other public companies. Mr. Pan contributes his knowledge of the capital market and his experience, expertise and background with respect to accounting matters, including his experience as a chief financial officer and familiarity with U.S. GAAP.

Bingchun Wu. Bingchun Wu has more than 40 years experience in the Chinese medicine industry. Mr. Wu contributes to our Board his industry knowledge and experience.

Changxiong Sun. Changxiong Sun has more than 30 years experience in institutional and government management. Mr. Sun contributes to our Board his management experience.

Dianjun Pi. Dianjun Pi has more than 15 years experience in corporate management. Mr. Pi contributes to our Board his company management and control experience.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Vote Required

The election of each nominee for director requires the approval by the holders of a majority of the shares of our common stock issued and outstanding, present in person or voting by proxy.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the nominees listed above.

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PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Windes & McClaughry Accountancy Corporation (“Windes”) as our independent auditor. Although our Audit Committee is directly responsible for selecting and retaining our independent auditor and even though ratification is not required by our bylaws, the Board is submitting the selection of Windes to our stockholders for ratification as a matter of good corporate practice and we are asking our stockholders to approve the appointment of Windes. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by Windes that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. Representatives of Windes will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of the fees billed to the Company by Windes for professional services rendered for the fiscal years ended October 31, 2011 and 2010:

	2011	2010
Total Audit Fees	$194,000	$195,000
Total Audit Related Fees	$-0-	$-0-
Total Tax Fees	$-0-	$-0-

Total of All Other Fees	-0-	-0-

All services and fees described above for the years ended October 31, 2011 and October 31, 2010 were approved by either the entire board of directors or the Audit Committee. The Audit Committee’s pre-approval policies and procedures were detailed as to the particular service and the audit committee was informed of each service and such policies and procedures did not include the delegation of the audit committee’s responsibilities.

Vote Required

The ratification of the appointment of Windes as our independent auditor requires the approval by the holders of a majority of the shares of our common stock issued and outstanding, present in person or voting by proxy.

Recommendation of the Board

The Board unanimously recommends a vote FOR ratification of the selection of Windes as the Company’s independent registered public accounting firm for the fiscal year 2012.

DIRECTORS, EXECUTIVE OFFICERS,
PROMOTERS AND CONTROL PERSONS

The following table sets forth the name and age of each member of our current members of our board of directors and/or executive officers, the positions and offices held by each of them with us, and the period during which they have served in their respective position.  Directors serve until the election and qualification of their successors.   There was no arrangement or understanding between any executive officer or director and any other person pursuant to which any person was elected as an executive officer or director.  There are no family relationships among our officers, directors, or persons nominated for such positions.

Name	Age	Position	Period Served

Shaoming Li	50	Chairman of the board of directors, Chief Executive Officer, and President	2006-present

Weiqiu Dong	41	Chief Financial Officer	2010-present

Zack Pan	44	Independent Director, Chairman of Audit Committee	2011-present(1)

Bingchun Wu	79	Independent Director, Chairman of Compensation Committee	2010-present

Changxiong Sun	67	Independent Director, Chairman of Nominations Committee	2010-present

Dianjun Pi	56	Director	2010-present

Jiang He	41	Secretary	2006-present

(1) Mr. Pan was appointed on October 15, 2011 by the Board of Directors.

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The biographies of Messrs. Li, Pan, Wu, Sun, and Pi can be found under Proposal 1 - Election of Directors.

Weiqiu Dong. Weiqiu Dong was appointed to the position of Chief Financial Officer effective December 14, 2010. Prior to joining us, Mr. Dong had been the investment manager with Hatitac Inc. for 10 years, and senior audit manager with TianHua Accounting firm for 3 years. Mr. Dong holds a Bachelor of Engineering from North-Western Polytechnic University in China and is a Certified Financial Planner in Canada.

Jiang He.  Jiang He was hired as special assistant to the President in 2004 and has served as our Secretary since 2006.  In this role he is in charge of asset management, risk and crisis management, and internal audit.  From 2001 to 2004, prior to joining us, he was the Vice General Manager of Heilongjiang Tiansheng High Tech Co. Ltd.  In this position Mr. He was primarily responsible for managing projects, including, but not limited to, Clean Coal Projects. He received his master’s degree in industrial economics in July, 2004, and his bachelor’s degree in management from Jilin University in 1992.

Our Board of Directors

During fiscal year 2011, our board of directors is comprised of a majority of independent directors as defined under NYSE Amex listing standards. Messrs. Pan, Sun and Wu satisfy the independence requirements established by Section 803(A)(2) of the NYSE AMEX Rules. The board of directors has determined that none of the designated independent directors have any relationship that, under NYSE Amex rules, would preclude their service on any of the standing committees of the board of directors. In making its determination, the board considered transactions and relationships between each director or his immediate family and the Company and its subsidiaries.

Mr. Pan, served as our independent director and chairman of our audit committee since October 15, 2011. Prior to that time, Mr. Xiaoheng Shao, our former director served as our independent director and chairman of our audit committee.

We are a smaller reporting company and under the NYSE AMEX Rules, we are only required to maintain a Board comprising of directors at least half of which are independent directors, and an audit committee of at least two members, comprised solely of independent directors who also meet the requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

We have the following board committees: Audit Committee, Compensation Committee and Nominations Committee. Each Board Committee consists entirely of independent and non-employee directors. The Board has adopted a written charter for each of the committees which is available on the Company’s website www.renhuang.com. Printed copies of each of our committee charter may be obtained, without charge, by contacting the Corporate Secretary, China Botanic Pharmaceutical Inc., Level 11, Changjiang International Building, No. 28, Changjiang Road, Nangang District, Harbin, Heilongjiang Province, China 150090.

Board Leadership Board’s Role in Risk Oversight

Our chairman of the board of director and chief executive officer is Mr. Li. During fiscal year 2011, the majority of directors are independent and our Audit Committee, Compensation Committee and Nominating Committee are comprised entirely of independent directors. We do not have a lead independent director. Audit Committee is responsible for oversight of risks relating to our accounting matters, financial reporting and legal and regulatory compliance. To satisfy these oversight responsibilities, the Audit Committee meets with management, our internal auditor and independent registered public accounting firm. The Compensation Committee is responsible for overseeing risks relating to employment policies and our policies on structuring compensation programs. To satisfy these oversight responsibilities, the Compensation Committee intends to meet regularly with management to understand the implications of compensation decisions, and particularly risks our compensation policies pose to our finances, human resources and stockholders.

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Executive Sessions

Non-management directors meet in executive sessions without our management. Non-management directors are those directors who are not also our executive officers and include directors, if any, who are not independent by virtue of the existence of a material relationship with our company. Executive sessions are led by our Audit Committee Chairman. An executive session is typically held in conjunction with each regularly scheduled Audit Committee meeting and other sessions may be called by the Audit Committee Chairman in his own discretion or at the request of the Board of Directors.

The independent directors met 1 time in executive session during fiscal year 2011.

Meetings of the Board of Directors

During the fiscal year 2011, our board took action by unanimous board of director consents 1 time and held 1 meeting. During the fiscal year 2011, our audit committee held 4 meetings and took action by written consent 1 time, and our nominating committee did not hold a meeting in fiscal year 2011. We do not have a policy with regard to Board members’ attendance at annual meetings of stockholders. All directors with the exception of Mr. Xiaoheng Shao attended our 2010 Annual Meeting of Stockholders.

Audit Committee

Our board of directors has established an Audit Committee in accordance with section 3(a)(58)(A) of the Exchange Act which, during fiscal year 2011, consists of the following independent directors: Messrs. Pan, Sun and Wu. Mr. Pan, served as our independent director and chairman of our audit committee since October 15, 2011. Prior to that time, Mr. Xiaoheng Shao, our former director served as our independent director and chairman of our audit committee.

Each member of the Audit Committee meets the independence criteria prescribed by Rule 10A-3 under the Exchange Act, and each constitutes an “independent director” as defined in Section 803(A)(2) of the NYSE AMEX Rules.

The primary purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the function of the Audit Committee includes retaining our independent auditors, reviewing their independence standards, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our auditors, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions.

The Audit Committee of the board of directors has furnished the following report:

Our management is responsible for preparing the Company’s financial statements. The Company’s independent registered public accounting firm is responsible for auditing the financial statements. The activities of the committee are in no way designed to supersede or alter those traditional responsibilities. The Audit Committee’s role does not provide any special assurances with regard to Company’s financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent registered public accounting firm.

The Audit Committee has reviewed and discussed with management and the independent accounting firm, as appropriate, (1) the audited financial statements and (2) management’s report on internal control over financial reporting and the independent accounting firm’s related opinions. The Audit Committee has discussed with the independent registered public accounting firm, Windes the required communications specified by auditing standards together with guidelines established by the SEC and the Sarbanes-Oxley Act. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board, regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with Windes the firm’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for 2011 for filing with the SEC.

The Audit Committee of the Board of Directors,

Zack Pan, Bingchun Wu, Changxiong Sun

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The foregoing Compensation Committee Report shall not be deemed to be “filed” with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.  Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, in whole or in part, the foregoing Compensation Committee Report shall not be incorporated by reference into any such filings.

Audit Committee Financial Expert

On October 15, 2011, Mr. Pan was appointed as the chairman of audit committee of our board of directors and served as the chairman of our audit committee. From December 30, 2009 until April 2011, Mr. Pan served as a director of Biostar Pharmaceuticals, Inc., a Chinese pharmaceutical company listed on NASDAQ (“Biostar”), and also the chairman of the board of directors’ audit committee of Biostar. Since April 2011, Mr. Pan has served as Chief Financial Officer of Biostar. Mr. Pan is a Certified Public Accountant, certified by the Oklahoma State Board of Accountancy and member of American Institute of Certified Public Accountant (AICPA). Mr. Pan was chief financial officer of China Education Alliance, Inc., a provider of quality educational resources in China, to which he was appointed in August 2009. Prior to that position, Mr. Pan was an audit manager with Eide Bailly CPAs & Business Advisors (“Eide Bailly”) at its Oklahoma City office. Mr. Pan had been working at Eide Bailly since September 2005. During his term with the Company, Mr. Pan’s extensive finance, industry, and CFO experience provides our Board with a valuable resource in understanding company operations and evaluating strategic opportunities. During fiscal year ended October 31, 2011, the Board has determined that Mr. Pan is the “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC.

Other Board Committees

Our board of directors has two additional board committees: the Compensation Committee and the Nominations Committee. The members of our Compensation Committee and Nominations Committee are comprised of the following independent directors: Messrs. Pan, Wu and Shao. The Nomination Committee held 1 meeting during fiscal year 2011. The Compensation Committee did not hold a meeting in fiscal year 2011.

Compensation Committee

Our Compensation Committee assists the Board in discharging the Board’s responsibilities relating to management organization, performance, compensation and succession. The Compensation Committee is permitted to delegate its authority in accordance with Nevada law unless prohibited by the Company’s bylaws or the Compensation Committee charter. In discharging its responsibilities, the Compensation Committee shall, amongst other things:

•	Consider and authorize the compensation philosophy for the Company's personnel.
•	Review and approve corporate goals and objectives relevant to chief executive officer and senior management compensation, evaluate chief executive officer and senior management performance in light of those goals and objectives and, either as a committee or together with other independent directors (as directed by the Board of Directors), determine and approve chief executive officer and senior management compensation based on this evaluation.
•	Annually review and approve perquisites for the chief executive officer and senior management.
•	Make recommendations to the Board of Directors with respect to the Company's employee benefit plans.
•	Administer incentive, deferred compensation and equity based plans.
•	Annually review and update this Charter for consideration by the Board of Directors.
•	Annually evaluate performance and function of the Compensation Committee.
•	Report the matters considered and actions taken by the Compensation Committee to the Board of Directors.

Compensation Committee Interlocks and Insider Participation

All current members of the Compensation Committee are independent directors, and all past members were independent directors at all times during their service on such Committee.  None of the past or present members of our Compensation Committee are present or past employees or officers of ours or any of our subsidiaries. No member of the Compensation Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K.  None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or compensation committee.

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Nominations Committee

The Nominations Committee assists the Board in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. The Nominations Committee is responsible for, among other things:

•	Make recommendations to the Board with respect to the size and composition of the Board;
•	Make recommendations to the Board on the minimum qualifications and standards for director nominees and the selection criteria for the Board members;
•	Review the qualifications of potential candidates for the Board;
•	Make recommendations to the Board on nominees to be elected at the Annual Meeting of Stockholders; and
•	Seek and identify a qualified director nominee, in the event that a director vacancy occurs, to be recommended to the Board for either appointment by the Board to serve the remainder of the term of a director position that is vacant or election at the Annual Meeting of the Stockholders.

Director Nominations Process

Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the growing industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

The Nominations Committee administers the process for nominating candidates to serve on our Board of Directors.  The Nominations Committee recommends candidates for consideration by the Board as a whole, which is responsible for appointing candidates to fill any vacancy that may be created between meetings of the stockholders and for nominating candidates to be considered for election by stockholders at our Annual Meeting. It is the Nominations Committee’s responsibility to consider properly submitted stockholder recommendations (as opposed to a formal nomination) for candidates for membership on the Board. A stockholder may submit a recommendation for a candidate for membership on the Board by submitting in writing the name and background of such candidate to the Nominations Committee, c/o Corporate Secretary, China Botanic Pharmaceutical Inc. Level 11, Changjiang International Building, No. 28, Changjiang Road, Nangang District, Harbin, Heilongjiang Province, China 150090.

Stockholder nominations of candidates for membership on the Board submitted in accordance with the terms of our Bylaws , as amended, will be reviewed and evaluated by the Nominations Committee in the same manner as for any other nominations.  Any stockholder who wishes the Nominations Committee to consider a candidate should submit a written request and related information to our Corporate Secretary.  Under our Bylaws, as amended, if a stockholder intends to nominate a person for election to the Board of Directors at a stockholder meeting, the stockholder is required to give written notice of the proposed nomination to the Corporate Secretary not more than 150 days and no less than 120 days prior to the first anniversary of the date that the Company first released or mailed its proxy materials to stockholders in connection with the preceding year’s regular or annual meeting.  The stockholder’s notice must include, for each nominee whom the stockholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of the Company that are beneficially owned by the nominee, and (iv) any other information concerning the nominee that would be required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of such nominee.  The stockholder’s notice must also include: (i) the name and address of the nominating stockholder, as they appear on the Company’s books, and (ii) the class and number of shares of the Company that are owned beneficially and of record by the stockholder,   (iii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation as to whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee, and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The stockholder’s notice must also be accompanied by the proposed nominee’s signed consent to serve as a director of the Company.

Communications with the Board

The Company has a process for stockholders and other interested parties who wish to communicate with the Board.  Stockholders and other interested parties who wish to communicate with the Board may contact our Board, or specific members of our Board, by writing to: Corporate Secretary-Stockholder Communications, China Botanic Pharmaceutical Inc. Level 11, Changjiang International Building, No. 28, Changjiang Road, Nangang District, Harbin, Heilongjiang Province, China 150090.  Our Corporate Secretary will promptly forward all such stockholder communications to the board or the specified director.

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Code of Ethics

We have adopted a Code of Ethics.  Written copies of the codes can be found on our website at www.renhuang.com and can be made available in print to any stockholder upon request at no charge by writing to our Corporate Secretary, China Botanic Pharmaceutical Inc. Level 11, Changjiang International Building, No. 28, Changjiang Road, Nangang District, Harbin, Heilongjiang Province, China 150090.  Our Codes of Ethics are intended to be a codification of the business and ethical principles which guide us, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to the Codes.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) initial statements of beneficial ownership, reports of changes in ownership and Annual Reports concerning their ownership, of Common Stock and other of our equity securities on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% shareholders are required by Commission regulations to furnish us with copies of all Section 16(a) reports they file.

To the best of our knowledge, based solely on information publicly available, during the fiscal year ended October 31, 2011, all of our directors and executive officers complied with Section 16(a) filing requirements.

Certain Relationships and Related Transactions, and Director Independence

Transactions with Related Persons and Director Nominees:

Mr. Shaoming Li, our chairman, chief executive officer and president, is also chairman and a 50% shareholder of Renhuang Stock Co. (“Renhuang Stock”). On October 12, 2009, we entered into a purchase agreement with Renhuang Stock to acquire the land use right, property and a plant located in Ah City for a total consideration of $25,096,070. Pursuant to the purchase agreement, payments of $23,527,566 have been made to Renhuang Stock before October 31, 2011, with a final payment of $1,568,504 due by December 31, 2011, at which time title for the assets will be transferred. As we have not received all the required transfer documents from related local government authorities, the Company has to postpone the title transfer until all the transfer documents been received. The final payment will be made to Renhuang Stock at the time of title transfer. According to the agreement, we were exempted from lease payments for the underlying assets starting from May 1, 2010.

We lease property and a plant from Renhuang Stock. Under the lease terms, we no longer pay rent to Renhuang Stock for the use of the property and plant. However, the rental expenses related to this lease, incurred and expensed to consolidated statements of operations and comprehensive income during the year ended October 31, 2011 and 2010 amounted to $766,607 and $367,224, respectively, which were forgiven rental expenses and recognized to account for the rental exemption pursuant to the purchase agreement, and the deposits for the property were reduced accordingly.

On September 1, 2009, we entered into a Purchase Agreement with Renhuang Stock, to acquire two production patents, for a total consideration of $2,509,607. Pursuant to the Purchase Agreement, a payment of $1,568,504 was made to Renhuang Stock, in October 2009 and recorded as deposits on the consolidated balance sheet. Pursuant to the Purchase Agreement, final payment of $941,103 is due by December 31, 2010, at which time title for the assets will be transferred. In August, 2010, final payment was made to Renhuang Stock and the tile of the patent was transferred at the same month.

Review, Approval or Ratification of Transactions with Related Persons

Our Audit Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. As such transactions required the approval of our Audit Committee, the above related party transactions during fiscal years ended October 31, 2011 and 2010 were reviewed, approved or ratified by our Audit Committee.

EXECUTIVE COMPENSATION

Summary Compensation Table

Our Compensation Committee, which currently consists of Messrs. Shaoming Li, Zack ZiBing Pan and Bingchun Wu, assists our board of directors in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers.  With the responsibility of establishing, implementing and monitoring our executive compensation program philosophy and practices, our Compensation Committee seeks to ensure that the total compensation paid to our directors and executive officers is fair and competitive.

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The following table sets forth information regarding all forms of compensation received by all persons who served as our Principal Executive Officer and Principal Financial Officer during the fiscal years ended October 31, 2011 and 2010, respectively. We did not have any executive officer who received more than $100,000 for services during the fiscal years ended October 31, 2011 and 2010, respectively.

Name and Principal				Stock	Option		All Other
Position	Year	Salary	Bonus	Awards	Awards		Compensation	Total
(a)	(b)	(c)	(d)	(e)(1)	(f)(1)		(g)	(h)

Shaoming Li, Chairman of Board of Directors, Chief Executive Officer, and President	2011	$31,250	$-0-	$-0-	$-0-		$-0-	$31,250
	2010	$31,250	$-0-	$-0-	$-0-		$-0-	$31,250

Weiqiu Dong, Chief Financial Officer(2)	2011	$91,993	$-0-	$-0-	$259,251	(2)	$-0-	$351,2444
	2010	$-	$-	$-	$-		$-	$-

Xiaoying Lu, Former Interim Chief Financial Officer(3)	2011	$7,051	$-0-	$-0-	$-0-		$-0-	$7,051
	2010	$7,051	$-0-	$-0-	$-0-		$-0-	$7,051

Jiang He, Secretary	2011	$4,500	$-0-	$-0-	$-0		$-0-	$4,500
	2010	$4,500	$-0-	$-0-	$-0-		$-0-	$4,500

(1) Reflects the grant date fair value of the awards calculated in accordance with FASB ASC Topic 718 – Stock Compensation.

(2) Mr. Dong was appointed to the position of Chief Financial Officer effective December 14, 2010.  In accordance with the appointment, Mr. Dong received, on December 16, 2010, an option to purchase 200,000 shares of the Company's common stock under our 2003 Omnibus Plan.  The option has a six (6) year term and vests 60,000 shares on the first anniversary of the date of grant and 70,000 shares on each of the second and third anniversaries of the date of grant, conditioned upon continued employment on such date. The exercise price of the option grant is $2.12, the closing price on the date of the grant. The fair value of the option award is $259,251, of which $76,032 was recorded as compensation expenses for fiscal year ended October 31, 2011 and $0 was recorded for fiscal year ended October 31, 2010.

(3) Ms. Lu was appointed to the position of interim Chief Financial Officer effective August 20, 2010 and replaced by Mr. Dong on December 14, 2010.

Employment Agreements with Executive Officers

On December 14, 2010, we entered into the CFO Appointment Agreement with Mr. Weiqiu Dong, who became our chief financial officer on that date. The agreement provides that Mr. Dong will receive an annual base salary of RMB 600,000 per year.  In accordance with the appointment, Mr. Dong received, on December 16, 2010, an option to purchase 200,000 shares of the Company's common stock under our 2003 Omnibus Plan.  The option has a six (6) year term and vests 60,000 shares on the first anniversary of the date of grant and 70,000 shares on each of the second and third anniversaries of the date of grant, conditioned upon continued employment on such date. The exercise price of the option grant is $2.12, the closing price on the date of the grant. Fair market value of the option granted was $259,251.

We have no other employment agreements with our executive officers. Our chairman, chief executive officer and president, Mr. Li receives $31,250 in annual salary and is reimbursed for out of pocket expenses. Our secretary, Mr. He receives $4,500 in annual salary and is reimbursed for out of pocket expenses.

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Benefit Plans

We do not have any profit sharing plan or similar plans for the benefit of our officers, directors or employees. However, we may establish such plans in the future.  Certain employees of our subsidiary, including Mr. Shaoming Li, our Chairman, Chief Executive Officer, and President, receive pension and healthcare benefits through plans offered by such subsidiary, as required by local Chinese laws.

2007 Non-Qualified Company Stock Grant and Option Plan and 2003 Omnibus Securities Plan

On March 19, 2007, our board of directors approved the 2007 Non-Qualified Company Stock Grant and Option Plan (the “2007 Plan”). The 2007 Plan is intended to serve as an incentive and to encourage stock ownership by our directors, officers, and employees, and certain persons rendering service to us, so that such persons may acquire or increase their proprietary interest in our success, and to encourage them to remain in our service. Under the 2007 Plan, up to 200,000 shares of our common stock may be subject to options.

On February 28, 2003, our board of directors approved our 2003 Omnibus Securities Plan (the “2003 Plan”), which was approved by our shareholders on April 11, 2003. The 2003 Plan offers selected employees, directors, and consultants the opportunity to acquire our common stock, and serves to encourage such persons to remain employed by us and to attract new employees. The 2003 Plan allows for the award of stock and options, up to 25,000 (after giving effect to the 1-for-30 reverse stock split in 2006) shares of our common stock. On May 1, of each year, the number of shares in the 2003 Securities Plan is automatically adjusted to an amount equal to ten percent of our outstanding stock on April 30, of the immediately preceding year. As of April 30, 2011, the number of shares of common stock outstanding was 37,239,536 making 3,723,954 shares of common stock subject to the 2003 Plan.

Outstanding Equity Awards at October 31, 2011

The following table sets forth certain information concerning unexercised options, stock that has not vested, and equity incentive plan awards outstanding as of October 31, 2011 for the named executive officers below:

Outstanding Equity Awards at Fiscal Year Ended

October 31, 2011

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Weiqui Dong(1)	0	200,000		$2.12	12/16/2016	–	–	–	–

(1) 60,000 options vest on December 14, 2011, 70,000 options vest on December 14, 2012, and 70,000 options vest on December 14, 2013.

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Compensation of Directors

The following table sets forth compensation paid to our non-executive directors for the fiscal year ended October 31, 2011.

Name	Fees Paid in Cash ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)(1)	(c)(2)	(d)(2)		(e)	(f)	(g)

Zack Zibing Pan	1,250	-0-	34,042	(3)	-0-	-0-	-0-	35,292

Bingchun Wu	5,527	-0-	-0-		-0-	-0-	-0-	5,527

Changxiong Sun	5,527	-0-	-0-		-0-	-0-	-0-	5,527

Xiaoheng Shao	36,000	-0-	-0-	(4)	-0-	-0-	-0-	36,000

(1) The dollar value reflected is based on the average exchange rate for fiscal year 2011 with 1US Dollar equals to 6.52225RMB.

(2) Reflects the grant date fair value of the awards calculated in accordance with FASB ASC Topic 718 – Stock Compensation.

(3) We entered into an independent director agreement with Mr. Pan dated October 15, 2011, pursuant to which, as consideration for Mr. Pan’s board services, we agreed to: (i) pay Mr. Pan a fee of $2,500 per month, (ii) grant Mr. Pan an option to purchase 50,000 shares of common stock under the 2003 Plan, at an exercise price of $0.80 per share, which is equal to the closing price of the Company’s common stock on October 15, 2011, subject to vesting on a quarterly basis (4,166 shares of option to vest on the first 11 quarter anniversaries of the grant and 4,174 shares of option to vest on the 12th quarter anniversary of the grant with the initial 4,166 shares of option vesting to commence on January 15, 2012). The fair value of the option award is $34,042, of which $2,837 was recorded as compensation expenses for fiscal year ended October 31, 2011.

(4) We entered into an independent director agreement with Mr. Shao dated April 13, 2010, pursuant to which we granted Mr. Shao an option to purchase a total amount of 70,000 shares of our common stock under the 2003 Plan at a purchase price of $2.57 per share. Mr. Shao serviced as a director ended on October 15, 2011 and was vested options to purchase an aggregate 34,998 shares of our common stock. The fair value of the option award is $171,397, of which $57,131 and $31,462, respectively, were recorded as compensation expenses for fiscal years ended October 31, 2011 and 2010.

Independent Director Agreements

We currently have agreements with our independent directors.

On October 15, 2011, we entered into an independent director agreement with Mr. Pan, who became our director on October 15, 2011. The agreement provides that Mr. Pan, the Chair of our Audit Committee, will receive (i) a fee of $2,500 per month, (ii) options to purchase 50,000 shares of common stock under the 2003 Plan, at an exercise price of $0.80 per share, which is equal to the closing price of the Company’s common stock on October 15, 2011, subject to vesting on a quarterly basis (4,166 shares of option to vest on the first 11 quarter anniversaries of the grant and 4,174 shares of option to vest on the 12th quarter anniversary of the grant with the initial 4,166 shares of option vesting to commence on January 15, 2012), and with all vesting conditional upon continued service as a director of the Company as of each such anniversary; and (iii) a reimbursement of out-of pocket expenses incidental to his services on the Board. The agreement expires on the earlier of (i) the date Mr. Pan ceases to be a member of the board, or (ii) the date of termination of the Agreement.

On April 19, 2010, we entered into an independent director agreement with Mr. Wu, who became a director on April 20, 2010. The agreement provides that Mr. Wu will receive a compensation of approximately RMB 3,000 per month for board meeting attendance as well as expense reimbursement. The Agreement expires on the earlier of (i) the date Mr. Wu ceases to be a member of the board, or (ii) the date of termination of the Agreement.

On April 19, 2010, we entered into an independent director agreement with Mr. Sun, who became a director on April 20, 2010. The agreement provides that Mr. Sun will receive a compensation of approximately RMB 3,000 per month for board meeting attendance as well as expense reimbursement. The Agreement expires on the earlier of (i) the date Mr. Sun ceases to be a member of the board, or (ii) the date of termination of the Agreement.

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On April 13, 2010, we entered into an independent director agreement with Mr. Shao, who became a director on April 15, 2010. The agreement provides that Mr. Shao, the Chair of our Audit Committee, will receive a compensation of approximately $3,000 per month for board meeting attendance as well as expense reimbursement. Additionally, Mr. Shao was granted an option to purchase up to 70,000 shares of our common stock under the 2003 Plan, at an exercise price of $2.57 per share. The option will vest on a quarterly basis such that Mr. Shao will be entitled to purchase 5,833 shares of our common stock on the first 11 quarter anniversaries of the grant date (April 15, 2010) and 5,837 shares of our common stock on the twelfth quarter anniversary of the grant date. The option has a term of 3 years, starting from the date of grant. The agreement expires on the earlier of (i) the date Mr. Shao ceases to be a member of the board, or (ii) the date of termination of the Agreement. Mr. Shao ceased to be a director on October 15, 2011 and received 34,998 options for his past service with our company. The remaining 35,002 option shares have been cancelled.

There is currently no agreement with Mr. Li or Mr. Pi for compensation. Mr. Li and Mr. Pi are entitled to reimbursement for travel expenses. We do not pay additional amounts for committee participation or special assignments of the board of directors.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth, as of February 22, 2012, information concerning the beneficial ownership of shares of our common stock held by our directors, our named executive officers, our directors and executive officers as a group, and each person known by us to be a beneficial owner of 5% or more of our outstanding common stock.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person has the right to acquire within 60 days after the measurement date, such as those acquirable pursuant to options, warrants or convertible notes. Except as otherwise indicated, we believe that each of the beneficial owners of our common stock listed below, based on information each of them has given to us, has sole investment and voting power with respect to such beneficial owner’s shares, except where community property or similar laws may apply. For purposes of the column for shares underlying convertible securities, in accordance with rules of the SEC, shares of our common stock underlying securities that a person has the right to acquire within 60 days of February 22, 2012 are deemed to be beneficially owned by such person for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Total Outstanding		Shares Underlying Convertible Securities (1)		Total	Percent (2)
Directors and Named Executive Officers(3)
Shaoming Li	17,850,000	(4)	0		17,850,000	47.9%
Weiqiu Dong	21,800		60,000	(5)	81,800	*
Zack Pan	0		8,332	(6)	8,332	*
Xiaoheng Shao(7)	0		34,998	(7)	34,998	*
Bingchun Wu	0		0		0	*
Changxiong Sun	0		0		0	*
Dianjun Pi	4,278,000	(8)	0		4,278,000	11.5%
Jiang He	0		0		0	*
Directors and executive officers as group (8 persons)	22,149,800	(9)	103,330		22,253,130	59.9%

5% Beneficial Owners
Tuya Wulan – New BVI Co.(10) P.O. Box 957, Offshore Incorporation Center, Road Town, Tortola, British Virgin Islands	2,670,000		0		2,670,000	7.2%
Cheung Yunman – Total Prosperity Company Limited (11) P.O. Box 957, Offshore Incorporation Center, Road Town, Tortola, British Virgin Islands	3,159,450		0		3,159,450	8.5%

 *Individual owns less than 1% of our securities.

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(1)	Includes shares of our common stock issuable upon exercise of options or upon conversion of warrants or convertible notes within 60 days.
(2)	Based on 37,239,536 shares of our common stock outstanding as of February 22, 2012.
(3)	The address for this beneficial owner is No. 281, Taiping Road, Taiping District, Harbin, Heilongjiang Province, China 150050.
(4)	Includes 17,850,000 shares of common stock owned by Celebrate Fortune Company Limited, an entity controlled by Mr. Shaoming Li.
(5)	Includes options to purchase 60,000 shares of common stock as of December 31, 2011, with an exercise price of $2.12 per share, in connection with option granted on December 14, 2010 to purchase 200,000 shares of our common stock. The option vest on an annual basis such at Mr. Dong is entitled to purchase 60,000 shares of our common stock on the first anniversary of the grant date and 70,000 shares of our common stock on the second and third anniversary of the grant date.
(6)	Includes options to purchase 4,166 shares of common stock as of December 31, 2011, with an exercise price of $0.80 per share, and 4,166 shares of common stock vesting on April 15, 2012, in connection with option granted on October 15, 2011 to purchase 50,000 shares of our common stock. The option vest on a quarterly basis such that Mr. Pan is entitled to purchase 4,166 shares of our common stock on the first 11 quarter anniversaries of the grant date and 4,174 shares of our common stock on the twelfth quarter anniversary of the grant date.
(7)	Mr. Shao cease to be our director on October 15, 2011. Includes options to purchase 34,998 shares of our common stock.
(8)	Includes 4,278,000 shares of Common Stock owned by China Wealth Source Company Ltd, an entity controlled by Mr. Dianjun Pi.
(9)	Includes 17,850,000 shares of Common Stock owned by Celebrate Fortune Company Limited, an entity controlled by Mr. Shaoming Li, and 4,278,000 shares of Common Stock owned by China Wealth Source Company Ltd, an entity controlled by Mr. Dianjun Pi.
(10)	Includes 2,670,000 shares of Common Stock owned by New BVI Co., an entity controlled by Mr. Tuya Wulan.
(11)	Includes 3,159,450 shares of Common Stock owned by Total Prosperity Company Limited, an entity controlled by Mr. Cheung Yunman.

ANNUAL REPORT

Our Annual Report on Form 10-K for the 2011 fiscal year, filed with the Commission on January 30, 2012, accompanies this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material. Stockholders may also obtain an additional copy of the Annual Report, without charge, by writing to our office located at Level 11, Changjiang International Building, No. 28, Changjiang Road, Nangang District, Harbin, Heilongjiang Province, China 150090, Attention: Corporate Secretary. We will furnish upon request any exhibits to the Form 10-K upon the payment by the requesting stockholder of our reasonable expenses in furnishing such exhibits. Our Annual Report on Form 10-K, as well as certain other reports, proxy statements and other information regarding China Botanic Pharmaceutical Inc. are also available at the Commission’s public website at http://www.sec.gov.

STOCKHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING

Any stockholder proposal requested to be included in the proxy materials for the 2012 Annual Meeting of Stockholders must (i) be received by our Corporate Secretary of the Company at Level 11, Changjiang International Building, No. 28, Changjiang Road, Nangang District, Harbin, Heilongjiang Province, China 150090, no later than the close of business on October 31, 2012 and no earlier than October 1, 2012, and (ii) satisfy all of the requirements of, and not otherwise be permitted to be excluded under, Rule 14a-8 promulgated by the SEC and our Bylaws, as amended. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included.

Our Bylaws, as amended, require advance written notice to our Company of stockholder -proposed business or of a stockholder’s intention to make a nomination for director at an annual meeting of stockholders. They also limit the business which may be conducted at any special meeting of stockholders to business brought by the Board.

Specifically, the Bylaws provide that business may be brought before an annual meeting by a stockholder only if the stockholder provides written notice to the Corporate Secretary of our Company no less than 60 days and no more than 90 days prior to the first anniversary of the date that we first released or mailed our proxy materials to stockholders in connection with the preceding year’s annual meeting.   In the event, however, that the date of the annual meeting is changed by more than 30 day days from the anniversary of the preceding year’s annual meeting date, notice by the stockholder to be timely must be so delivered not later than the 10th day following the earlier of either day on which public announcement of the date of such meeting is first made, or the date on which notice of the date of meeting was mailed.

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In addition to information required under the SEC rules, the stockholder’s notice must set forth:

•	A description of the proposed business and the reasons for it,
•	The text of the proposal or business (including the text of any resolutions proposed for consideration),
•	Statement of the stockholder’s reason for desiring such business to be brought before the meeting),
•	The name and address of the stockholder making the proposal,
•	The class and number of shares of common stock owned by the stockholder,
•	A representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business;
•	A representation as to whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal, and/or (ii) otherwise to solicit proxies from stockholders in support of such proposal.
•	A description of any material interest of the stockholder in the proposed business.

Our Bylaws, as amended, also provide that a stockholder may nominate a director at an annual meeting only after providing advance written notice to the Secretary of our Company within the time limit as described under Section “Directors, Executive Officers, Promoters and Control Persons- Director Nominations Process.” The stockholder’s notice must set forth all information about each nominee that would be required under SEC rules in a proxy statement soliciting proxies for the election of such nominee, as well as the nominee’s business and residence address. The notice must also set forth the name and record address of the stockholder making the nomination and the class and number of shares of common stock owned by that stockholder.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

In accordance with notices to stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this proxy statement may request a copy by contacting the bank, broker or other holder of record, or the Company by telephone at: +86-451-5762-0378, or by mail to: Level 11, Changjiang International Building, No. 28, Changjiang Road, Nangang District, Harbin, Heilongjiang Province, China 150090, Attention: Corporate Secretary. In addition, any street-name stockholders residing at the same address who have received multiple copies of this proxy statement and wish to receive a single copy of the Company’s annual reports, information statements and proxy materials in the future may contact the bank, broker or other holder of record, or the Company at the contact information above.

OTHER BUSINESS

We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

By Order of the Board of Directors

/s/ Shaoming Li

Shaoming Li

Chairman, Chief Executive Officer and President

February 29, 2012

Harbin, China

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CHINA BOTANIC PHARMACEUTICAL INC.

Level 11, Changjiang International Building

No. 28, Changjiang Road

Nangang District, Harbin

Heilongjiang Province, China 150090

+86-451-5762-0378

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, APRIL 10, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the stockholders’ annual meeting to be held April 10, 2012 and the proxy statement, and appoints Shaoming Li a proxy, with full power to appoint substitutes, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of China Botanic Pharmaceutical Inc. held of record by the undersigned as of February 22, 2012, at the Annual Meeting of Stockholders to be held at the Company’s corporate office, located at Level 11, Changjiang International Building, No. 28, Changjiang Road, Nangang District, Harbin, Heilongjiang Province, China 150090, at 10:00 a.m. (local time), on Tuesday, April 10, 2012, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. ☒

1. Election of Directors to serve until the Annual Meeting of Stockholders for the year 2012.

Nominees

Shaoming Li	☐	FOR	☐	WITHHOLD AUTHORITY
Zack Pan	☐	FOR	☐	WITHHOLD AUTHORITY
Bingchun Wu	☐	FOR	☐	WITHHOLD AUTHORITY
Changxiaong Sun	☐	FOR	☐	WITHHOLD AUTHORITY
Dianjun Pi	☐	FOR	☐	WITHHOLD AUTHORITY

2. To approve the Board of Directors appointment of Windes & McClaughry Accountancy Corporation as our independent registered public accounting firm for our fiscal year 2012.

☐ FOR         ☐ AGAINST        ☐ ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS ONE THROUGH THREE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE, or Fax at, 469-633-0088.

PROXY sent by mail OR fax must be received by 5:00 P.M. On April 9, 2012 (United States, Pacific Time Zone)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: Combined Document is/are available at www.shareholdervote.info.

To vote online go to:

http://www.stctransfer.com/proxyvote2

You will need to login with your Control Number which is listed above your name at the top of this page.

Please see the Reverse side to sign and date.

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THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

Dated: ____________________, 2012

_____________________________________

NAME OF REGISTERED STOCKHOLDER

_____________________________________

SIGNATURE

_____________________________________

PRINT NAME OF SIGNATORY

_____________________________________

PRINT TITLE

Common Stock

Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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CHINA BOTANIC PHARMACEUTICAL INC.

 Level 11, Changjiang International Building

No. 28, Changjiang Road

Nangang District, Harbin

Heilongjiang Province, China 150090

+86-451-5762-0378

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be Held April 10, 2012

Notice of Internet Availability of Proxy Materials

Your name, ID Number and Control Number appear in the upper-left-hand-corner of this Notice for online voting purposes. To vote your shares, please follow the instructions listed below.

China Botanic Pharmaceutical Inc.’s Annual Meeting of Stockholders will be held at its corporate office, located at Level 11, Changjiang International Building, No. 28, Changjiang Road, Nangang District, Harbin, Heilongjiang Province, China 150090, at 10:00 a.m. (local time), on Tuesday, April 10, 2012. A description of the matters to be voted on, and the recommendations of the Board of Directors of China Botanic Pharmaceutical Inc. regarding these matters, appear on the reverse side of this Notice.

You are receiving this communication because you hold shares in China Botanic Pharmaceutical Inc. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.shareholdervote.info. or easily request a paper copy (see below). We encourage you to access and review all of the important information contained in the proxy materials before voting.

- Before You Vote -

How to Access the Proxy Materials

The Proxy Statement, Annual Report to Stockholders and proxy card of China Botanic Pharmaceutical Inc., are available to VIEW or RECEIVE at www.shareholdervote.info.

If you want to receive a paper or e-mail copy of these documents, you must request one, otherwise you will not receive a paper or email copy. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 4, 2012 to facilitate timely delivery.

How to receive a copy of the proxy materials by mail for this meeting or for future shareholder meetings:

By Telephone: Call the transfer agent of China Botanic Pharmaceutical Inc., Securities Transfer Corporation, at 800-780-1920.

By E-Mail: Send an email with “Proxy Materials Order” in the subject line and in the body of the message, include your full name, address, and request, to: Info@shareholdervote.info.

- How To Vote -

Please Choose One of the Following Voting Methods

Vote by Internet:

Step 1:	Go to www.shareholdervote.info
Step 2:	Click on the China Botanic Pharmaceutical Inc. link to access the Proxy Materials.
Step 3:	You can view or download the proxy materials at this time. This proxy notice contains the information to vote your proxy online above.
Step 4:	To vote your proxy online you can enter the proxy vote from the Proxy Materials page or put in the address, http://www.stctransfer.com/proxyvote2 to login to vote your proxy. To login you will need the Control number located in the top left hand corner of this notice as your Control Number.

Vote In Person: China Botanic Pharmaceutical Inc.’s Annual Meeting will be held at Level 11, Changjiang International Building, No. 28, Changjiang Road, Nangang District, Harbin, Heilongjiang Province, China 150090, at 10:00 a.m. (local time), on Tuesday, April 10, 2012. If you plan to attend the Annual Meeting, we would appreciate it if you would notify, our Secretary, at Jiang He at +86-451-5762-0378, or at hj@renhuang.com.  This will assist us with meeting preparations.  You also can obtain directions to the meeting from Jiang He. Please bring this notice with you for admission to the meeting. At the meeting, you will need to request a ballot to vote these shares.

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Vote By Mail/Fax: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. You can either mail the proxy using the enclosed envelope with the paper copy of materials or fax the proxy card to (469) 633-0088.

Proposals to be voted on at China Botanic Pharmaceutical Inc.’s Annual Meeting are listed on the reverse side along with the recommendations of the Board of Directors of China Botanic Pharmaceutical Inc.

-Voting Items -

The Board of Directors of China Botanic Pharmaceutical Inc. recommends that you vote FOR ALL NOMINEES listed in Proposal 1, and FOR Proposal 2.

1. Election of Directors to serve until the Annual Meeting of Stockholders for the year 2012.

Nominees

Shaoming Li

Zack Pan

Bingchun Wu

Changxiaong Sun

Dianjun Pi

2. To approve the Board of Directors appointment of Windes & McClaughry Accountancy Corporation as our independent registered public accounting firm for our fiscal year 2012.

3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement.

By Order of the Board of Directors

/s/ Jiang He

Jiang He, Secretary

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